UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 24, 2009 (February 24, 2009)

GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (716) 826-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement com

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Execution of Change in Control Agreements
     On February 20, 2009, the Company entered into Change in Control Agreements with Kenneth W. Smith, its Senior Vice President and Chief Financial Officer, Paul M. Murray, its Senior Vice President of Human Resources and Organizational Development, and Timothy J. Heasley, its Senior Vice President and Secretary.
     The Change in Control Agreements provide that, if a change in control of the Company occurs, the officer would receive a lump sum payment if his employment is terminated without “Cause” or he resigns for “Good Reason” (each, defined in the Change in Control Agreement) within one (1) year following the change in control. The Change in Control Agreement with the Company’s Chief Financial Officer provides that the amount which is payable to the Chief Financial Officer upon a termination of his employment is equal to two (2) times his Annual Compensation (as defined in the Change in Control Agreement). The Change in Control Agreements with the Company’s Senior Vice President of Human Resources and Organizational Development and its Senior Vice President and Secretary provide that the amount which is payable to the officer upon a termination of his employment is a equal to the officer’s Annual Compensation (as defined in the Change in Control Agreement). The three (3) Change in Control Agreements also provide, among other things, that upon the occurrence of a change in control, the officers will be entitled to: (1) accelerated vesting of certain equity compensation awards, (2) accelerated vesting and payment of deferred compensation, and (3) accelerated receipt of shares of common stock of the Company equal to the number of shares of common stock of the Company the officer is eligible to receive under any long term incentive compensation plan previously adopted by the Company, even though at the time the change in control of the Company occurs the additional shares of common stock of the Company may not have been earned by him.
     The foregoing description of the Change in Control Agreements the Company entered into on February 20, 2009, is qualified in its entirety by reference to the terms and conditions of those Change in Control Agreements, copies of which are filed as Exhibits 10.3, 10.4 and 10.5 hereto and incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits
     (d) Exhibits
10.1	Gibraltar Industries, Inc. Summary Description of Management Incentive Compensation Plan.

10.2	Gibraltar Deferred Compensation Plan as Amended and Restated Effective January 1, 2009.

10.3	Change in Control Agreement between the Company and Kenneth W. Smith dated February 20, 2009.

10.4	Change in Control Agreement between the Company and Timothy J. Heasley dated February 20, 2009.

10.5	Change in Control Agreement between the Company and Paul M. Murray dated February 20, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 24, 2009

GIBRALTAR INDUSTRIES, INC.
/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Senior Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

Exhibit 10.1	Gibraltar Industries, Inc. Summary Description of Management Incentive Compensation Plan.

Exhibit 10.2	Gibraltar Deferred Compensation Plan as Amended and Restated Effective January 1, 2009.

Exhibit 10.3	Change in Control Agreement between the Company and Kenneth W. Smith dated February 20, 2009.

Exhibit 10.4	Change in Control Agreement between the Company and Timothy J. Heasley dated February 20, 2009.

Exhibit 10.5	Change in Control Agreement between the Company and Paul M. Murray dated February 20, 2009.